                               GRANT THORNTON LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

                                                                      EXHIBIT 16

                                September 5, 2003

Securities and Exchange Commission
Washington, DC 20549

                Re:  Nutrition Management Services Company
                     File No. 0-19824
                     -------------------------------------

Dear Sir or Madam:

            We have read Item 4 of the Form 8-K of Nutrition Management Services
Company dated  September 2, 2003, and agree with the  statements  concerning our
Firm contained therein.

                                       Very truly yours,

                                       /s/ GRANT THORNTON LLP
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                                       GRANT THORNTON LLP